John Hancock Variable Insurance Trust
Supplement dated June 24, 2016
to the Prospectus dated May 1, 2016

Franklin Templeton Founding Allocation Trust

International Core Trust

U.S. Equity Trust

On June 23, 2016, the Board of Trustees of John Hancock Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Fund	Acquiring Fund
Franklin Templeton Founding Allocation Trust	Lifestyle Growth PS Series
International Core Trust	International Value Trust
U.S. Equity Trust	500 Index Trust B

A meeting of the shareholders of each Acquired Fund has been scheduled for Tuesday, September 20, 2016, to seek approval of its reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, October 21, 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these mergers, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fee, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546
For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

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Franklin Templeton Founding Allocation Trust Merger into Lifestyle Growth PS Series

Franklin Templeton Founding Allocation Trust currently invests solely in three other JHVIT funds: Global Trust, Income Trust, and Mutual Shares Trust, although the fund is authorized to invest without limitation in other JHVIT funds. In connection with the merger, it is anticipated that the subadvisor to the fund, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”), will restructure the fund’s investments to more closely align with the investments in Lifestyle Growth PS Series.

Income Trust

Franklin Templeton Founding Allocation Trust is the sole shareholder of Income Trust. It is anticipated that in connection with the merger, Income Trust will be liquidated.

Total Bond Market Trust B

Total Bond Market Trust B is subadvised by Declaration Management & Research, LLC (“Declaration”). In connection with the acquisition (the “Acquisition”) by John Hancock Asset Management of Declaration, which is expected to occur on or about September 30, 2016, the Board approved a new subadvisory agreement with John Hancock Asset Management for the fund. The new subadvisory agreement is effective on the effective date of the Acquisition.

John Hancock Asset Management is an affiliate of Declaration and is located at 197 Clarendon Street, Boston, Massachusetts. Both John Hancock Asset Management and Declaration are affiliates of the Advisor and are indirect wholly owned subsidiaries of Manulife Financial Corporation. After the Acquisition, it is expected that the investment personnel of Declaration who currently manage the fund will continue to do so as employees and officers of John Hancock Asset Management.

Active Bond Trust

Active Bond Trust is subadvised by both Declaration and John Hancock Asset Management. In connection with the acquisition (the “Acquisition”) by John Hancock Asset Management of Declaration which is expected to occur on or about September 30, 2016, John Hancock Asset Management will become the sole subadvisor of the fund. The portfolio manager, Peter Farley, who currently manages the portion of the fund subadvised by Declaration, will continue to manage the fund as a portfolio manager of John Hancock Asset Management together with Jeffrey N. Given and Howard C. Greene, who also are currently portfolio managers of the fund. In connection with the Acquisition, the investment policies of the fund are amended and restated as follows, effective on the date of the Acquisition:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund's average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.

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Eligible investments include, but are not limited to:

■	U.S. Treasury and agency securities;

■	Asset-backed securities and mortgage-backed securities, both investment grade and below-investment grade, including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations ("CMOs");

■	Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and

■	Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service ("Moody's"). The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

John Hancock Asset Management manages the fund with two investment teams, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each team manages the following portions of the fund:

50%* Securitized Asset Team

50%* Core / Core Plus Team

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each team will vary.

This allocation methodology may change in the future.

Securitized Asset Team

The Securitized Asset Team uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Securitized Asset Team opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the fund normally has no more than 10% of its total assets in high yield bonds ("junk bonds") and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of "A" or "AA."

The Core / Core Plus Team

The Core / Core Plus Team uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

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This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as "junk bonds") and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of "A" or "AA."

Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by the Core / Core Plus Team will be invested in asset-backed securities rated lower than A by both rating agencies. The fund's investment policies are based on credit ratings at the time of purchase.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Principal Risks — Hedging, derivatives and other strategic transactions risk" including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.”

Value Trust (the “fund”)

Effective immediately, Jeffrey Vancavage has been named Co-Lead Portfolio Manager and John Mazanec, while remaining a portfolio manager to the fund, is no longer Co-Lead Portfolio Manager. Furthermore, effective September 30, 2016, John Mazanec will no longer serve as Portfolio Manager to the fund. Thomas Copper will continue as Co-Lead Portfolio Manager, along with Jeffrey Vancavage, and Sergio Marcheli will continue as Portfolio Manager to the fund.

Accordingly, the following replaces the portfolio manager information under the heading “Portfolio management”:

Thomas Copper Co-Lead Portfolio Manager Managed fund since 2005	Jeffrey Vancavage Co-Lead Portfolio Manager Managed fund since 2016	Sergio Marcheli Portfolio Manager Managed fund since 2003	John Mazanec* Portfolio Manager Managed fund since 2008

*Effective September 30, 2016, Mr. Mazanec will no longer serve as a portfolio manager to the fund.

The following replaces similar portfolio manager information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading Invesco Advisers, Inc. (“Invesco”).

Fund(s)	Portfolio Managers
Value Trust	Thomas Copper (Co-Lead Portfolio Manager) Jeffrey Vancavage (Co-Lead Portfolio Manager) Sergio Marcheli John Mazanec*

*Effective September 30, 2016, Mr. Mazanec will no longer serve as a portfolio manager to the fund.

  Jeffrey Vancavage. Portfolio Manager (Co-Lead), who has been responsible for the fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 2001 to 2016, he was employed by Eagle Asset Management, where he served as Portfolio Co-Manager from 2013 to 2016, and prior to 2013, served as Senior Equity Research Analyst.
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  The disclosure regarding John Mazanec is amended and restated as follows:

    John Mazanec. Portfolio Manager, who has been with Invesco and/or its affiliates since 2010; formerly, Mr. Mazanec was associated with Van Kampen Asset Management (June 2008 to 2010) and, prior to that, he was a portfolio manager at Wasatch Advisers.

  You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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